Exhibit 32

18 USCA §1350 Certification

       We, Luke Lalonde and Gary R. Benware, do hereby certify as follows:

       1.       We are the President and Chief Executive Officer and Principal Financial Officer, respectively, of SuperDirectories, Inc. (“Issuer”).

       2.       The annual report on Form 10-KSB to which this Certificate is an Exhibit fairly presents, in all material respects, the financial conditions and results of operations of the Issuer.

       3.       The periodic report on Form 10-KSB to which this Certificate is an Exhibit fully complies with Section 13(a) or 15(d) of the Exchange Act.

Date: September 23, 2008	/s/ Luke Lalonde
Luke Lalonde, President and
Chief Executive Officer

Date: September 23, 2008	/s/ Gary R. Benware
Gary R. Benware
Principal Financial Officer